Exhibit 99.(q)

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Variable Insurance Trust, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statement for the open-end management investment company listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statement or to deregister such entity. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statement.

INDIVIDUALS WITH POWER OF ATTORNEY: Michal Levy, Kristina Magolis

REGISTRATION STATEMENT OF VENERABLE VARIABLE INSURANCE TRUST:

333-274984

I hereby ratify and confirm on this 10th day of March, 2026, my signature as it may be signed by my said attorneys to any such Registration Statement and any and all amendments thereto.

Signature

/s/ Sherilyn Anderson
Sherilyn Anderson
Independent Trustee

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Variable Insurance Trust, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statement for the open-end management investment company listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statement or to deregister such entity. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statement.

INDIVIDUALS WITH POWER OF ATTORNEY: Michal Levy, Kristina Magolis

REGISTRATION STATEMENT OF VENERABLE VARIABLE INSURANCE TRUST:

333-274984

I hereby ratify and confirm on this 10th day of March, 2026, my signature as it may be signed by my said attorneys to any such Registration Statement and any and all amendments thereto.

Signature

/s/ Timothy Brown
Timothy Brown
Interested Trustee

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Variable Insurance Trust, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statement for the open-end management investment company listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statement or to deregister such entity. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statement.

INDIVIDUALS WITH POWER OF ATTORNEY: Michal Levy, Kristina Magolis

REGISTRATION STATEMENT OF VENERABLE VARIABLE INSURANCE TRUST:

333-274984

I hereby ratify and confirm on this 10th day of March, 2026, my signature as it may be signed by my said attorneys to any such Registration Statement and any and all amendments thereto.

Signature

/s/ Ross Erickson
Ross Erickson
Chief Financial Officer and Treasurer

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Variable Insurance Trust, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statement for the open-end management investment company listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statement or to deregister such entity. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statement.

INDIVIDUALS WITH POWER OF ATTORNEY: Michal Levy, Kristina Magolis

REGISTRATION STATEMENT OF VENERABLE VARIABLE INSURANCE TRUST:

333-274984

I hereby ratify and confirm on this 10th day of March, 2026, my signature as it may be signed by my said attorneys to any such Registration Statement and any and all amendments thereto.

Signature

/s/ John Guy
John Guy
Independent Trustee

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Variable Insurance Trust, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statement for the open-end management investment company listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statement or to deregister such entity. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statement.

INDIVIDUALS WITH POWER OF ATTORNEY: Kristina Magolis

REGISTRATION STATEMENT OF VENERABLE VARIABLE INSURANCE TRUST:

333-274984

I hereby ratify and confirm on this 10th day of March, 2026, my signature as it may be signed by my said attorneys to any such Registration Statement and any and all amendments thereto.

Signature

/s/ Michal Levy
Michal Levy
Interested Trustee, Chief Executive Officer and President

POWER OF ATTORNEY

The undersigned, on behalf of Venerable Variable Insurance Trust, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign and file for me and in my name and in the capacity indicated below any and all Registration Statement for the open-end management investment company listed below, and any and all amendments thereto, with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any and all documentation necessary to withdraw any such Registration Statement or to deregister such entity. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statement.

INDIVIDUALS WITH POWER OF ATTORNEY: Michal Levy, Kristina Magolis

REGISTRATION STATEMENT OF VENERABLE VARIABLE INSURANCE TRUST:

333-274984

I hereby ratify and confirm on this 10th day of March, 2026, my signature as it may be signed by my said attorneys to any such Registration Statement and any and all amendments thereto.

Signature

/s/ Julian Sluyters
Julian Sluyters
Lead Independent Trustee